Exhibit 10.2

ALLIANCE RECOVERY CORPORATION
OPTION AGREEMENT,

THIS AGREEMENT ("this -Agreement") is entered into as of May 23, 2008 (the "Date of Grant") by and between ALLIANCE RECOVER CORPORATION, a Delaware corporation (the "Company" or "Grantor"). and DAVID WILLIAMS ("Williams" or the
"Grantee").

RECITALS

A.           The Grantor and Grantee have agreed that the Grantee will have the right to purchase a total of 600,000 shares of the Company's common stock of the Company as set forth below.

B.           The grant of the Option evidenced by this Agreement has been bargained for by Grantee and the Grantor.

AGREEMENT

NOW THEREFORE, the parties hereto for good and sufficient consideration the receipt of which is hereby acknowledged, and intending to be legally bound, do hereby agree as follows:

1. Grant of Option. Grantor hereby grants Grantee an option (the "Option") to purchase a total of 600,000 shares of the Company's common stock ("Option Shares") for a total purchase price of $.25 per share subject to the terms and conditions set forth herein.

1.1 Method or Exercise. The Option shall be exercisable by Grantee by giving written notice to the Company of the election to purchase the Option Shares, such notice to be accompanied by such other zxecuted instruments or documents as may be required by the Company pursuant to this Agreement.

1.2 Payment of Purchase Price. At such time the exercise is optioned, Grantee shall tender in cash or by certified or bank cashier's check payable to the Company. the purchase price for the Option Shares.

2. Vesting of Option. Grantee shall have the Option to purchase all of the Option Shares immediately upon execution of this agreement. The Option must be exercised by April 24, 2018.

3.  Non-Transferability of Option: Death. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Grantee only by Grantee. In the event of death of Grantee during the term of this Option, the Option may be exercised at any time prior to the date of expiration of the term of this Option, by Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Grantee and upon any successor by operation of law to Grantors.

4.   General Provisions

4.1 Amendments: Waivers. This Agreement may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose. extent and instance so provided.

4.2 Entire Agreement. This Agreement, together with its exhibit, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

4.3 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

4.4 Attornevs' Fees. Should any action or proceeding be brought to construe or enforce the terms and conditions of this Agreement or the rights of the parties hereunder. the losing party shall pay to the prevailing party all court costs and reasonable attorneys' fees and costs (at the prevailing party's attorneys then current rates) incurred in such action or proceeding. A party that voluntarily dismisses an action or proceeding shall be considered a losing party for purposes of this provision. Attorneys' fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item. The preceding sentence is intended to be severable from the other provisions of this Agreement and to survive any judgment and, to the maximum extent permitted by law. shall not be deemed merged into any such judgment.

4.5 Receipt of Agreement. Each of the parties hereto acknowledges that he has read this Agreement in its entirety and does hereby acknowledge receipt of a fully executed copy thereof. A fully executed copy shall be an original for all purposes, and is a duplicate original.

4.6 Notices. Any written notice required or permitted to be given shall be deemed delivered either when personally delivered or when mailed. registered or certified. postage prepaid with return receipt requested, if to Grantee, addressed to Grantee at the last residence address of Grantee as provided by him to the Grantee from time to time, and if to the Grantor. addressed to Grantee at the last residence address of Grantee as provided by him to the Grantor From time to time.

4.7  Severability.  If any provision of this Agreement is determined to be invalid. illegal or unenforceable by any governmental entity. the remaining provisions of this Agreement to the extent permitted byshall remain in full force and effect

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ATTEST:	ALLIANCE RECOVERY CORPORATION

/s/	By: /s/ Peter Vaisler

WITNESS	DAVID WILLIAMS

/s/	/s/ David Williams

ALLIANCE RECOVERY CORPORATION
OPTION AGREEMENT,

THIS AGREEMENT ("this -Agreement") is entered into as of May 23, 2008 (the "Date of Grant") by and between ALLIANCE RECOVER CORPORATION, a Delaware corporation (the "Company" or "Grantor"). and PETER VAISLER ("Vaisler" or the
"Grantee").

RECITALS

A.           The Grantor and Grantee have agreed that the Grantee will have the right to purchase a total of 500,000 shares of the Company's common stock of the Company as set forth below.

B.           The grant of the Option evidenced by this Agreement has been bargained for byGrantee and the Grantor.

AGREEMENT

NOW THEREFORE, the parties hereto for good and sufficient consideration the receipt of which is hereby acknowledged, and intending to be legally bound, do hereby agree as follows:

1. Grant of Option. Grantor hereby grants Grantee an option (the "Option") to purchase a total of 500,000 shares of the Company's common stock ("Option Shares") for a total purchase price of $.20 per share subject to the terms and conditions set forth herein.

1.1 Method or Exercise. The Option shall be exercisable by Grantee by giving written notice to the Company of the election to purchase the Option Shares, such notice to be accompanied by such other zxecuted instruments or documents as may be required by the Company pursuant to this Agreement.

1.2 Payment of Purchase Price. At such time the exercise is optioned, Grantee shall tender in cash or by certified or bank cashier's check payable to the Company. the purchase price for the Option Shares.

2. Vesting of Option. Grantee shall have the Option to purchase all of the Option Shares immediately upon execution of this agreement. The Option must be exercised by April 24, 2018.

3.  Non-Transferability of Option: Death. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Grantee only by Grantee. In the event of death of Grantee during the term of this Option, the Option may be exercised at any time prior to the date of expiration of the term of this Option, by Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Grantee and upon any successor by operation of law to Grantors.

4.   General Provisions

4.1 Amendments: Waivers. This Agreement may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose. extent and instance so provided.

4.2 Entire Agreement. This Agreement, together with its exhibit, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

4.3 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

4.4 Attornevs' Fees. Should any action or proceeding be brought to construe or enforce the terms and conditions of this Agreement or the rights of the parties hereunder. the losing party shall pay to the prevailing party all court costs and reasonable attorneys' fees and costs (at the prevailing party's attorneys then current rates) incurred in such action or proceeding. A party that voluntarily dismisses an action or proceeding shall be considered a losing party for purposes of this provision. Attorneys' fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item. The preceding sentence is intended to be severable from the other provisions of this Agreement and to survive any judgment and, to the maximum extent permitted by law. shall not be deemed merged into any such judgment.

4.5 Receipt of Agreement. Each of the parties hereto acknowledges that he has read this Agreement in its entirety and does hereby acknowledge receipt of a fully executed copy thereof. A fully executed copy shall be an original for all purposes, and is a duplicate original.

4.6 Notices. Any written notice required or permitted to be given shall be deemed delivered either when personally delivered or when mailed. registered or certified. postage prepaid with return receipt requested, if to Grantee, addressed to Grantee at the last residence address of Grantee as provided by him to the Grantee from time to time, and if to the Grantor. addressed to Grantee at the last residence address of Grantee as provided by him to the Grantor From time to time.

4.7  Severability.  If any provision of this Agreement is determined to be invalid. illegal or unenforceable by any governmental entity. the remaining provisions of this Agreement to the extent permitted byshall remain in full force and effect

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ATTEST:	ALLIANCE RECOVERY CORPORATION

/s/	By: /s/ Peter Vaisler

WITNESS	PETER VAISLER

/s/	/s/ Peter Vaisler

ALLIANCE RECOVERY CORPORATION
OPTION AGREEMENT,

THIS AGREEMENT ("this -Agreement") is entered into as of May 23, 2008 (the "Date of Grant") by and between ALLIANCE RECOVER CORPORATION, a Delaware corporation (the "Company" or "Grantor"). and WALTER MARTIN ("Martin" or the
"Grantee").

RECITALS

A.           The Grantor and Grantee have agreed that the Grantee will have the right to purchase a total of 600,000 shares of the Company's common stock of the Company as set forth below.

B.           The grant of the Option evidenced by this Agreement has been bargained for byGrantee and the Grantor.

AGREEMENT

NOW THEREFORE, the parties hereto for good and sufficient consideration the receipt of which is hereby acknowledged, and intending to be legally bound, do hereby agree as follows:

1. Grant of Option. Grantor hereby grants Grantee an option (the "Option") to purchase a total of 600,000 shares of the Company's common stock ("Option Shares") for a total purchase price of $.25 per share subject to the terms and conditions set forth herein.

1.1 Method or Exercise. The Option shall be exercisable by Grantee by giving written notice to the Company of the election to purchase the Option Shares, such notice to be accompanied by such other zxecuted instruments or documents as may be required by the Company pursuant to this Agreement.

1.2 Payment of Purchase Price. At such time the exercise is optioned, Grantee shall tender in cash or by certified or bank cashier's check payable to the Company. the purchase price for the Option Shares.

2. Vesting of Option. Grantee shall have the Option to purchase all of the Option Shares immediately upon execution of this agreement. The Option must be exercised by April 24, 2018.

3.  Non-Transferability of Option: Death. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Grantee only by Grantee. In the event of death of Grantee during the term of this Option, the Option may be exercised at any time prior to the date of expiration of the term of this Option, by Grantee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Grantee and upon any successor by operation of law to Grantors.

4.   General Provisions

4.1 Amendments: Waivers. This Agreement may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose. extent and instance so provided.

4.2 Entire Agreement. This Agreement, together with its exhibit, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

4.3 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

4.4 Attornevs' Fees. Should any action or proceeding be brought to construe or enforce the terms and conditions of this Agreement or the rights of the parties hereunder. the losing party shall pay to the prevailing party all court costs and reasonable attorneys' fees and costs (at the prevailing party's attorneys then current rates) incurred in such action or proceeding. A party that voluntarily dismisses an action or proceeding shall be considered a losing party for purposes of this provision. Attorneys' fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item. The preceding sentence is intended to be severable from the other provisions of this Agreement and to survive any judgment and, to the maximum extent permitted by law. shall not be deemed merged into any such judgment.

4.5 Receipt of Agreement. Each of the parties hereto acknowledges that he has read this Agreement in its entirety and does hereby acknowledge receipt of a fully executed copy thereof. A fully executed copy shall be an original for all purposes, and is a duplicate original.

4.6 Notices. Any written notice required or permitted to be given shall be deemed delivered either when personally delivered or when mailed. registered or certified. postage prepaid with return receipt requested, if to Grantee, addressed to Grantee at the last residence address of Grantee as provided by him to the Grantee from time to time, and if to the Grantor. addressed to Grantee at the last residence address of Grantee as provided by him to the Grantor From time to time.

4.7  Severability.  If any provision of this Agreement is determined to be invalid. illegal or unenforceable by any governmental entity. the remaining provisions of this Agreement to the extent permitted byshall remain in full force and effect

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ATTEST:	ALLIANCE RECOVERY CORPORATION

/s/	By: /s/

WITNESS	WALTER MARTIN

/s/	/s/